SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 6, 2002

POET HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-87267	94-3221778

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 Baker Way, Suite 200
San Mateo, California 94404

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:

(650) 577-2500

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 5. Other Events.

     On September 6, 2002, POET Holdings, Inc. issued an ad hoc notice (which is incorporated by reference and filed as Exhibit 99.1 hereto) announcing the restructuring of its United States sales operations.

     On October 22, 2002, POET Holdings, Inc. issued a press release (which is incorporated by reference and filed as Exhibit 99.2 hereto) announcing its financial results for the quarter ended September 30, 2002.

     On October 22, 2002, POET Holdings, Inc. issued an ad hoc notice (which is incorporated by reference and filed as Exhibit 99.3 hereto) announcing its financial results for the quarter ended September 30, 2002.

Item 7. Financial Statements and Exhibits.

99.1	Text of ad hoc notice dated September 6, 2002.

99.2	Text of press release dated October 22, 2002.

99.3	Text of ad hoc notice dated October 22, 2002.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POET HOLDINGS, INC. a Delaware corporation

Dated: October 22, 2002	By:	/s/ Ludwig M. Lutter

Ludwig M. Lutter Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of ad hoc notice dated September 6, 2002.
99.2	Text of press release dated October 22, 2002.
99.3	Text of ad hoc notice dated October 22, 2002.